SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   November 17, 2004


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On November 17, 2004, the registrant issued a press release disclosing material nonpublic information regarding its results of operations for its fiscal quarter ended October 30, 2004. A copy of this press release is furnished as Exhibit No.
99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c)       Exhibits

Exhibit   Description

99.1      Press Release of The Dress Barn, Inc. issued November
          17, 2004.





SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE DRESS BARN INC.
                                       (Registrant)


Date: November 17, 2004                BY: /S/ ARMAND CORREIA
                                           Armand Correia
                                           Senior Vice President
                                           (Principal Financial
                                           and Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number   Description
--------------   --------------------------------------------------------
99.1           Press Release, issued November 17, 2004 of The Dress Barn, Inc.:
               "Dress Barn Reports Fiscal First Quarter Financial Results"